UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021

GESHER I ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40897	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Hagag Towers, North Tower, Floor 24

Haarba 28, Tel Aviv, Israel

(Address of Principal Executive Offices) (Zip Code)

(212) 993-1562

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GIACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	GIAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	GIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On October 14, 2021, Gesher I Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 10,000,000 units (“Units”). Each Unit consists of one ordinary share, $.0001 par value (“Ordinary Shares”), of the Company and one-half of one redeemable warrant (“Warrant”), with each Warrant entitling the holder to purchase one Ordinary Share for $11.50. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 4,550,000 warrants (“Placement Warrants”) at a price of $1.00 per Placement Warrant, generating total proceeds of $4,550,000. The Placement Warrants were purchased by the Company’s sponsor, Gesher I Sponsor LLC (4,050,000 Placement Warrants) and the representative of the underwriters of the IPO, EarlyBirdCapital, Inc. (500,000 Placement Warrants). The Placement Warrants are identical to the Warrants included in the Units sold in the IPO. The purchasers of the Placement Warrants have agreed not to transfer, assign, or sell any of the Placement Warrants (or Ordinary Shares underlying the Placement Warrants) except to certain transferees until after the completion of the Company’s initial business combination.

An audited balance sheet as of October 14, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Following the consummation of the IPO, the underwriters exercised their over-allotment option to purchase an additional 1,500,000 Units. In connection with the exercise, the Company’s sponsor and EarlyBirdCapital, Inc. will also purchase an additional 450,000 Placement Warrants. The closing of the sale of the additional Units and Placement Warrants is expected to occur on or about October 20, 2021.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2021

GESHER I ACQUISITION CORP.

By:	/s/ Ezra Gardner
	Name:	Ezra Gardner
	Title:	Chief Executive Officer

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